SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  March 5, 2008

                           DOMAIN REGISTRATION, CORP.
             (Exact Name of Registrant as Specified in its Charter)

   Nevada                           000-25487                     88-0409159
   ------                           ---------                     ----------
   State of                         Commission                    IRS Employer
   Incorporation                    File Number                   I.D. Number

     P.O. Box 031-088, Shennan Zhong Road, Shenzhen City, P.R. China 518031
     ----------------------------------------------------------------------
                     Address of principal executive offices

                   Registrant's telephone number: 646-200-6328

          W. Tropicana Avenue, Suite 207, Las Vegas, Nevada 89103-4754
          ------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

      On March 5, 2008 we appointed the firm of Moore & Associates, Charter ("New Auditor"), as our independent auditor and terminated the engagement of Kyle L Tingle , CPA, LLC ("Former Auditor"), which had served as our independent auditor until that date.

      Our Board of Directors approved the decision to terminate the engagement of the Former Accountant and engage the New Auditor.

      The reports of the Former Auditor on our financial statements for the fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that report of the Former Auditor on our financial statements for the fiscal year ended December 31, 2006 expressed "substantial doubt about our ability to continue as a going concern" and stated that "The financial statements do not include any adjustments that might result from the outcome of this uncertainty". During the fiscal years ended December 31, 2005 and December 31, 2006 and the period from January 1, 2007 to March 5, 2008, we did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with the Former Auditor as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

      We furnished the Former Auditor with a copy of the disclosures in this Report reporting the change in accountants and the Former Auditor has agreed to file a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements in our Form 8-K. A copy of that letter will be filed as an exhibit to an amendment to this Form 8-K reporting the change in accountants.

Item 9.01 Financial Statements and Exhibits.

      Financial Statements: None

      Exhibits:

      16.1  Letter from Kyle Tingle, CPA, LLC*

      ----------
      * To be filed by amendment


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2008

                                                   DOMAIN REGISTRATION, CORP.


                                                   By: /s/ Hui Ping Cheng
                                                       -------------------------
                                                       Name:  Hui Ping Cheng
                                                       Title: President


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